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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Thomas W. Dickson, state and attest that I am the President and Chief Executive Officer of Ruddick Corporation (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         - the Annual Report on Form 10-K of the Company for the year ended September 29, 2002 containing financial statements (the "periodic report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         - the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.


          /s/ Thomas W. Dickson
         -----------------------------------------------------
         Name: Thomas W. Dickson
         Title: President and Chief Executive Officer
         Date: December 6, 2002